                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 2, 1999, except for Footnote M which is dated October 6, 1999 relating to the financial statements of Be Free, Inc. and its subsidiaries, which appears in Be Free, Inc.'s Registration Statement on Form S-1 as amended.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Boston, Massachusetts
November 11, 1999